PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
Supplement dated August 16, 2021
to Prospectuses dated April 30, 2021

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios available through your Annuity and updates other information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
AST Fidelity Institutional AM® Quantitative Portfolio, AST QMA US Equity Alpha Portfolio – Mergers:
Subject to shareholder approval, effective on or about October 18, 2021 (the “Effective Date”), the AST Fidelity Institutional AM® Quantitative Portfolio and the AST QMA US Equity Alpha Portfolio (each a “Target Portfolio,” together “Target Portfolios”) will be merged into the AST T. Rowe Price Asset Allocation Portfolio and the AST Large-Cap Core Portfolio (each an “Acquiring Portfolio,” together “Acquiring Portfolios”), respectively, as noted below. These mergers have been approved by the Board of Trustees of the Advanced Series Trust on behalf of the Portfolios. As of the Effective Date, all references to AST Fidelity Institutional AM® Quantitative Portfolio and the AST QMA US Equity Alpha Portfolio will be replaced with the AST T. Rowe Price Asset Allocation Portfolio and the AST Large-Cap Core Portfolio, respectively.

Target Portfolio	Acquiring Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST QMA US Equity Alpha Portfolio	AST Large-Cap Core Portfolio
On the Effective Date, the Target Portfolios will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolios. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolios will be equal to your Account Value of the units of the Sub-account invested in the corresponding Target Portfolios immediately prior to the merger.
On the Effective Date, the AST Large-Cap Core Portfolio and the AST T. Rowe Price Asset Allocation Portfolio are added to the list of Portfolios available under the Annuity, in place of its corresponding Target Portfolios, for Annuity contracts that do not currently offer these Portfolios.
The following is added to the table in Appendix A of the Annuity Prospectus with respect to the addition of the AST Large-Cap Core Portfolio and the AST T. Rowe Price Asset Allocation Portfolio:

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks long-term capital appreciation.	2AST Large-Cap Core Portfolio* QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company	0.81%	11.15%	11.70%	N/A
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	2AST T. Rowe Price Asset Allocation Portfolio* T. Rowe Price Associates, Inc.	0.88%	12.53%	9.83%	8.63%
2. These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.

Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
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(a)    a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)    the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)    a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs
*The Fund’s annual expenses reflect temporary fee reductions.
Please note that you may transfer Account Value out of your respective Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your respective Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
NVIT Emerging Markets Fund - Class D – Subadviser Changes:
Effective September 13, 2021, Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited will be removed as subadvisers to the NVIT Emerging Markets Fund and NS Partners Ltd. and Loomis, Sayles & Company L.P. will be added as subadvisers. Accordingly, Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited will be replaced with NS Partners Ltd. and Loomis, Sayles & Company L.P. as subadvisers in the table in Appendix A of the Prospectus with respect to NVIT Emerging Markets Fund.
Wells Fargo Asset Management, Portfolios of the Wells Fargo Variable Trust (the "Fund") – Name Changes:
Wells Fargo Asset Management ("WFAM") will be changing its company name to Allspring Global Investments upon the closing of the sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund’s Investment Manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each Sub-advisors to certain Funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each migrate to Allspring.
Effective October 11, 2021, the following Portfolios will change their names as shown in the following table:

Current Portfolio Name	New Portfolio Name
Wells Fargo VT Index Asset Allocation Fund – Class 2	Allspring VT Index Asset Allocation Fund – Class 2
Wells Fargo VT International Equity Fund – Class 1	Allspring VT International Equity Fund – Class 1
Wells Fargo VT International Equity Fund – Class 2	Allspring VT International Equity Fund – Class 2
Wells Fargo VT Omega Growth Fund – Class 1	Allspring VT Omega Growth Fund – Class 1
Wells Fargo VT Omega Growth Fund – Class 2	Allspring VT Omega Growth Fund – Class 2
Wells Fargo VT Opportunity Growth Fund – Class 1	Allspring VT Opportunity Growth Fund – Class 1
Wells Fargo VT Opportunity Growth Fund – Class 2	Allspring VT Opportunity Growth Fund – Class 2
Wells Fargo VT Small Cap Growth Fund – Class 1	Allspring VT Small Cap Growth Fund – Class 1
Wells Fargo VT Small Cap Growth Fund – Class 2	Allspring VT Small Cap Growth Fund – Class 2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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